Exhibit 99.1

November 2017 1 © 2017 Glaukos Corporation 1

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, without limitation, uncertainties about our ability to maintain profitability; our dependence on the success and market acceptance of the iStent®; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance both in the United States and internationally of our products; our dependence on a limited number of third-party suppliers for components of our products; the occurrence of a crippling accident, natural disaster or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the impact of any product liability claims against us and any related litigation; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for 2016 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.gov.All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. 2 © 2017 Glaukos Corporation

Glaukos is Transforming GlaucomaTherapy OUR MISSION To pioneer and lead the global glaucoma market with micro-scale injectable therapies that advance the standard-of-care and enrich the lives and treatment alternatives for glaucoma patients worldwide. OUR STRATEGY Grow US adoption of our proprietary Micro-Invasive Glaucoma Surgery (MIGS) technology Deliver Our pipeline of iStent® flow devices and the Travoprost iDoseTM drug delivery system Extend Our global reach into high-value international markets Transition Into a hybrid pharma/device leader with micro-scale flow, sustained pharmaceutical and biosensor platforms 3 © 2017 Glaukos Corporation

Key Numbers $5b >$5 billion global glaucoma market served 8.2m 8.2 million est. US OHT/POAG diagnosed & treated eyes 300k 300,000+ iStents implanted globally 15 15 countries with direct Glaukos sales operations 4 4 new Glaukos products being 200 200+ issued, licensed or pending Glaukos patents evaluated FDA by Progress Since IPO Key Metric 6/30/15 9/30/17 % Growth Commercial sales personnel worldwide 65 177 Prospective clinical trials underway 18 21 Articles in peer-reviewed journals 33 65 4 © 2017 Glaukos Corporation 97% 17% 172%

Demonstrated Financial Performance Total Net (in millions) Sales 86% Gross Margin* $45 $40 $35 $30 $25 $20 $109M Cash & Short-Term Equivalents* $15 $10 $5 $0 * As of 9/30/2017 5 © 2017 Glaukos Corporation Q1Q2Q3Q4 2013201320132013 Q1Q2Q3Q4 2014201420142014 Q1Q2Q3Q4 2015201520152015 Q1Q2Q3Q4 2016201620162016 Q1Q2Q3 201720172017 $45.6 $71.7 $114.4 $21.0

Open-Angle Glaucoma Disease is chronic, progressive, irreversible and largely asymptomatic Typically associated with elevated intraocular pressure (IOP) Elevated IOP causes optic nerve damage and leads to vision loss N O R M A L V I S I O N Reducing treatment IOP is only proven W I T H G L A U C O M A 6 © 2017 Glaukos Corporation

M I G S A N D B E Y O N D Our Solutions Portfolio 7 © 2017 Glaukos Corporation

Current OAG Treatment Algorithm

IOP is measured in millimeters of mercury (mm Hg).
Normal IOP in healthy eyes ranges from 10-21 mm Hg.



Open-Angle Glaucoma Progression
1
2
3
4
5

Ocular Hypertension
IOP of 21-30 mm Hg

Target IOP	Treatment
20% ↓ from baseline; ≤ 18 mm Hg	0-1 med

Mild OAG
IOP of 25-30 mm Hg with minor optic nerve damage and visual field loss

Target IOP	Treatment
25% ↓ from baseline; ≤ 18 mm Hg	~ 1 med, laser, MIGS

Moderate OAG
IOP of > 30 mm Hg with moderate optic nerve damage and visual field loss

Target IOP	Treatment
30% ↓ from baseline; ≤ 15 mm Hg	~ 2 meds, laser, MIGS

Advanced OAG
Uncontrolled IOP with significant optic nerve damage and visual field loss

Target IOP	Treatment
35% ↓ from baseline; < 15 mm Hg	~ 3 meds, filtering surgery, tube shunt

Refractory OAG
Uncontrolled IOP with severe optic nerve damage and visual field loss

Target IOP	Treatment
35% ↓ from baseline; < 15 mm Hg (ideally ~ 12 mm Hg)	3+ meds, filtering surgery, tube shunt

8 © 2017 Glaukos Corporation
GLAUKOS

Portfolio of Micro-Scale Injectable Therapy


OCULAR HYPERTENSION
REFRACTORY
OAG Progression
MILD
ADVANCED
MODERATE

Addressing full range of glaucoma disease states and progression


iDose TRAVOPROST
Injectable drug delivery implant; sustained drug therapy for extended periods
Envision use alone or in combination with other MIGS devices
OCULAR HYPERTENSION
MILD
MODERATE
ADVANCED
REFRACTORY
iStent SA
Injectable 2-stent therapy for standalone procedures
iStent inject
Injectable 2-stent therapy for combo-cataract procedures
iStent
Single stent therapy for combo-cataract procedures
iStent SUPRA
Accesses secondary outflow pathway; envision use primarily in combination with other MIGS devices
iStent infinite
Injectable 3-stent therapy for standalone procedures

iStent inject, iStent SA, iStent Supra, iStent infinite and iDose are not approved by the FDA.

9 © 2017 Glaukos Corporation

GLAUKOS

Portfolio of Micro-Scale Injectable Therapy: Estimated US Commercialization


OCULAR HYPERTENSION
MILD
MODERATE
ADVANCED
REFRACTORY
OAG Progression

Addressing full range of glaucoma disease states and progression

iStent inject, iStent SA, iStent Supra, iStent infinite and iDose are not approved by the FDA.


iDose TRAVOPROST
2022-23
OCULAR HYPERTENSION
MILD
MODERATE
ADVANCED
REFRACTORY
iStent SA
2020-21
iStent inject
2H 2018
iStent
2012
iStent infinite
2020-21
iStent SUPRA
2020

10 © 2017 Glaukos Corporation

GLAUKOS

iDose Travoprost: First-of-a-Kind Intraocular Drug Delivery Device Retaining Cap OCULAR HYPERTENSION Elution Membrane REFRACTORY Drug Reservoir OAG Progression MILD Titanium implant (1.8 mm x 0.5 mm) designed for continuous drug delivery directly into anterior chamber ADVANCED MODERATE Scleral Anchor Filled with proprietary, novel and uber-potent formulation of travoprost; membrane-controlled Fickian elution; zero-order rates demonstrated in vitro and in vivo Elegant and facile injectable procedure; bypassing cornea allows for micro-elution rates to achieve therapeutic index Anchor keeps device in place and facilitates straightforward exchange upon drug depletion iDose is not approved by the FDA. 11 © 2017 Glaukos Corporation

iDose Travoprost US Phase II: Preliminary Efficacy Results Average IOP Reductions through Month 9* Average IOP reductions through 9 months post-op 10.0 9.0 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 9.5 8.7 8.5 8.4 8.3 8.2 8.0 8.0 ranging from mmHg in the arms 7.9 to 9.5 implant 7.9 7.6 7.6 7.5 32% 31% Represents 32% 37% reduction in implant arms to the No reports of hyperemia to date Week 2 Week 6 Week 12 Month 6 Month 9 iDose is not approved by the FDA. 12 © 2017 Glaukos Corporation mmHg *Calculated using all IOP observations through each data point weighted equally Fast ElutionSlow ElutionTimolol 0.5% N515449515449515449373636202324 37% 8.7 35% 7.6 34% 33% 33% 32% 33% 32% 32% 7.5 30% 31% 30% 30%

iDose Travoprost Procedure iDose is not approved by the FDA. s· GLAUK! 13 © 2017 Glaukos Corporation

iDose Travoprost Exchange (Removal) Procedure iDose is not approved by the FDA. s· GLAUK! 14 © 2017 Glaukos Corporation

Combination-Cataract Therapy for Mild to Moderate OAG


OCULAR HYPERTENSION
REFRACTORY
OAG Progression
MILD
ADVANCED
MODERATE

iStent inject and iStent Supra are approved by the FDA.

iStent® TRABECULAR MICRO-BYPASS

FDA approved in 2012; flagship MIGS device

Heparin-coated stent, pre-loaded in inserter

Ergonomic rail design protects and accesses underlying collector channels in Schlemm's canal; retention arches help ensure secure placement



iStent inject®

Two heparin-coated titanium trabecular bypass stents preloaded into auto injection system

Enhanced procedural ease with ability to enter the eye once to implant both stents in straightforward click-and-release motion

Multiple stent placement designed to increase access to more collector channels



iStent SUPRA®

4 mm implant, curved to follow ocular anatomy

Lumen sized for optimal flow and minimal trauma

Heparin-coated inter-lumen designed to aid flow

Outlet location optimized to maximize flow with minimal encapsulation potential



15 © 2017 Glaukos Corporation

GLAUKOS

Real-World Clinical Experience of Single Stent with Cataract Surgery medication free 19.4 20 16 Preop Year 1 Year 2 Year 3 Year 4 Year 5 Final Consistent cohort of 107 OAG eyes followed through 2 years achieved mean IOP reduction of 22% and 56% reduction in mean medications Ferguson J Berdahl J Clinical Ophthalmology 2016 Case series showed 16% reduction in mean medicated IOP; after mean follow-up of 54 months, 42% of patients were medication free Arriola-Villalobos P et al British Journal of Ophthalmology 2012 16 © 2017 Glaukos Corporation Mean IOP mm Hg Mean IOP mm Hg 42% Remained 16.115.916.116.3 12 (n=19)(n=19)(n=19)(n=19)(n=16)(n=13)(n=19) 17.4 16.5 56% Reduction in mean # of 24meds 20 15.7 16 12 Preop1M6M12M18M24M (n=107)(n=102)(n=82)(n=98)(n=77)(n=107) 19.3 16.416.416.3 15.2

Clinical Performance of 2 iStents with Cataract Surgery All subjects had IOP not well controlled on medication or well controlled with substantial (≥ 3) medication burden Stent implantation conducted in conjunction with cataract surgery Mean IOP declined 20% to 13.8 mm Hg at 12 months Mean number of meds declined 64% to 1.0 at 12 months 2 iStents + Cataract Comparative Case Series (n=28) 6 20 64% Reduction in mean # of meds 5 16 4 12 3 8 2 4 1 0 0 Preop Month 3 Month 6 Month 9 Month 12 Belovay G et al Journal of Cataract and Refractive Surgery 2012 17 © 2017 Glaukos Corporation mm Hg Mean # of meds Mean IOPMean # of meds 17.3 13.413.313.513.8 2.8 1.7 1.2 1.2 1.0

Facile, Click-and-Release 2-Stent Procedure iStent SA is not approved by the FDA. s· GLAUK! 18 © 2017 Glaukos Corporation

Standalone 2-Stent Therapy for Mild to Moderate OAG OCULAR HYPERTENSION REFRACTORY OAG Progression MILD 2 Standalone Stents Two heparin-coated titanium stents, preloaded into auto injection system ADVANCED MODERATE Tapered insertion sleeve yields smooth insertion during closed-chamber procedure Ability to enter the eye once to implant both stents in straightforward click-and-release motion International, prospective study; all patients (n=57) on 1 preoperative glaucoma medication; at 24 months, 98% achieved ≥ 20% reduction in unmedicated IOP vs baseline washout IOP Lindstrom R ASCRS 2017 iStent SA is not approved by the FDA. 19 © 2017 Glaukos Corporation 2624.4 22 18 14 10 PreopBaselineMonth 1Month 6Month 12 Month 18 Month 24 (Washout) 19.5 14.314.614.214.414.1

MIGS Solution for Advanced and Refractory OAG OCULAR HYPERTENSION REFRACTORY Titratable Stent Therapy OAG Progression MILD Three heparin-coated trabecular bypass stents, identical to iStent SA ADVANCED MODERATE Enhanced insertion system provides unlimited activations and smooth implantation of each stent across 5-6 clock hours of Schlemm’s canal Less invasive, faster recovery and fewer complications than conventional late-stage procedures; no bleb formation International study of OAG patients (n=119) with unmedicated IOP of 22-38 mm Hg; randomized to receive 1, 2 or 3 stents in standalone procedure; follow-up to continue for 5 years Katz LJ et al Clinical Ophthalmology 2015 iStent infinite is not approved by the FDA. 20 © 2017 Glaukos Corporation Mean IOP mm Hg 261 Stent 22 18 14 10 Mean preopMean preop IOPMonth 18 mean medicated IOPafter washoutIOP without medication 2 Stent 3 Stent 15.9 14.1 12.2

MIGS Solution for Advanced and Refractory OAG iStent infinite is not approved by the FDA. 21 © 2017 Glaukos Corporation

Competitive Surgical Landscape

Mild to Moderate

Alcon CyPass

- 6.35 mm polyimide shunt implanted *ab interno* into suprachoroidal space
- Approved by FDA in 2016 for combo-cataract procedures

Ivantis Hydrus

- 8 mm nitinol device implanted *ab interno* into Schlemm's canal
- Under FDA investigation for combo-cataract procedures; not currently approved
- Manual rotary insertion

Refractory

Allergan XEN

- 6 mm collagen shunt implanted *ab interno* into subconjunctival space
- Creates bleb; requires use of antimetabolite
- Approved by FDA in 2016 for combo-cataract or standalone procedures


GLAUKOS
iStent Inject
iStent
iStent Supra
XEN
CyPass
Hydrus

22 © 2017 Glaukos Corporation

GLAUKOS

P L AT F O R M D E V E L O P M E N T Delivering Novel Surgical & Pharmaceutical Glaucoma Therapy 23 © 2017 Glaukos Corporation

Platform Pillars of Hybrid Pharma/Device Leader Restoring natural, physiological outflow Portfolio of micro-scale flow devices for full range of glaucoma severity and progression IOP diagnostics and management Goal to provide micro-scale in vivo MEMS Biosensors tools for monitoring IOP and managing Sustained pharmaceuticals Goal to deliver additional glaucoma drugs and expand into other ophthalmic diseases 24 © 2017 Glaukos Corporation

Expanding Our Annual Market Opportunity 7x+

OHT/POAG prevalence: ~18M eyes

8.2M eyes diagnosed and treated

Growing 3.5% annually

33% of standalone OHT/POAG population is pseudophakic

Combination therapy drives more opportunity for Glaukos portfolio

Total global opportunity

2x

US Annual Opportunity*

(eyes)



~ 0.6M
iStent TRABECULAR MICRO-BYPASS
iStent inject
iStent SUPRA
Mild/Moderate POAG
Combo-cataract only
~ 1.1M
iStent SA
Mild/Moderate POAG
Combo-cataract/Standalone
~ 1.3M
iStent infinite
Advanced/Refractory POAG
Combo-cataract/Standalone
~ 4.3M
iDose TRAVOPROST
OHT → Refractory POAG
Combo-cataract/standalone

Total Dx & Treated prevalence (eyes)	3.5M	5.1M	11.1M
Total Prevalence (eyes)	5.2M	7.2M	21.7M

** 2017 market opportunity; based on Glaukos algorithm of physician preference and combination therapy utilization; assumes full product portfolio availability for physician*

25
© 2017 Glaukos Corporation
GLAUKOS

Glaukos: Key Takeaways Delivering novel surgical and pharmaceutical glaucoma therapy • Validating the narrative of sustained glaucoma drug delivery Extending leadership in MIGS treatment class with industry’s most comprehensive surgical offering Solid cadence of new, market-expanding product introductions for next 5+ years Addressing important unmet clinical needs in large and growing markets Becoming a multi-faceted organization capable of transforming glaucoma therapy • • • • 26 © 2017 Glaukos Corporation

27 © 2017 Glaukos Corporation 2